UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2021

NSTS Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-259483 (Commission File Number)	87-2522769 (I.R.S. Employer Identification No.)

700 S. Lewis Avenue Waukegan, Illinois (Address of Principal Executive Offices)	60085 (Zip Code)

(847) 336-4430

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company         ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 10, 2021, NSTS Bancorp, Inc., a Delaware corporation (the “Company”), North Shore MHC, a federally-chartered mutual holding company, NSTS Financial Corporation, a federally-chartered stock corporation, and North Shore Trust and Savings, a federally-chartered stock savings institution, entered into an Agency Agreement with Keefe, Bruyette & Woods, Inc. (“KBW”), who will assist in the marketing of the Company’s common stock during its stock offering in connection with the plan of conversion and will serve as sole manager for any syndicated community offering.

For its services as financial advisor and marketing agent, KBW will receive a management fee of $25,000. KBW will also receive a success fee of 1.0% of the aggregate purchase price of the shares of common stock sold in the subscription offering and a success fee of 1.5% of the aggregate purchase price of the shares of the common stock sold in any community offering. The management fee will be credited against the success fee. In the event of a syndicated community offering, KBW will be paid a transaction fee not to exceed 6.0% of the aggregate purchase price of the shares of common stock sold in the syndicated community offering.  The success fee for the subscription offering and any community offering will be credited against the transaction fee payable to KBW in any syndicated community offering. KBW also will be reimbursed for allocable expenses in amount not to exceed $130,000 for expenses and attorney’s fees, which amount may be increased up to $155,000 in the event of unusual circumstances or a delay or a re-solicitation of subscribers is required.

For its services as records agent, KBW will receive a fee of $30,000, $10,000 of which has been earned in full and has already been paid. This fee can be increased by $10,000 in the event of any material change in applicable regulations or the plan of conversion, or a delay requiring duplicate or replacement processing due to changes in record dates. KBW also will be reimbursed for reasonable out-of-pocket accountable expenses in an amount not to exceed $7,000.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-259483) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated November 10, 2021.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Agency Agreement, dated November 10, 2021, by and among the Company, North Shore MHC, NSTS Financial Corporation, North Shore Trust and Savings and Keefe, Bruyette & Woods, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTS Bancorp, Inc.

Date: November 12, 2021	By:	/s/ Stephen G. Lear
	Name:	Stephen G. Lear
	Title	President and Chief Executive Officer

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